UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 6, 2006

Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11663	23-2251762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Park Drive, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 717-920-5800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 6, 2006, Community Banks, Inc. (“Company”) issued a press release announcing entry into an agreement with BUCS Financial Corp (“BUCS”).

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission (“SEC”).

The Company urges its shareholders and the shareholders of BUCS Financial Corp, as well as other investors, to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which Community will file with the SEC in connection with the proposed merger as soon as it is available as it will contain important information. This proxy statement/prospectus will contain important information about Community, BUCS Financial Corp, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After the proxy statement/prospectus is filed with the SEC, it will be available for free on the SEC’s web site at http://www.sec.gov. It will also be available for free from Community and BUCS Financial Corp. You may direct such a request to either of the following persons:

Patricia E. Hoch,	Herbert J. Moltzan
Senior Vice President and Corporate Secretary	President and CEO
777 East Park Drive	10445 Mill Run Circle
Harrisburg, Pennsylvania 17111	Owings Mills, MD 21117
Phone: (717) 920-5800	Phone: (410) 998-5304

In addition to the proposed registration statement and proxy statement/prospectus, Community and BUCS file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Community or BUCS at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Community’s and BUCS’ filings with the SEC are also available to the public from commercial document-retrieval services and for free on the SEC’s web site at http://www.sec.gov.

Community and BUCS and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the merger agreement. Information concerning such officers and directors is included in the parties’ proxy statements for their annual meetings of shareholders in 2006, previously filed with the SEC. These documents are available for free on the SEC’s website at http://www.sec.gov and they are also available at no charge from the companies. You may direct a request for these documents to the officers identified above.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed herewith.

99.1     Press release issued on September 6, 2006.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2006	COMMUNITY BANKS, INC.

By: /s/ Eddie L. Dunklebarger
Name: Eddie L. Dunklebarger
Title: Chairman, President and CEO

EXHIBIT LIST

99.1     Press release issued on September 6, 2006.